UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------
                                    FORM 8-K
                               -----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 31, 2006
                Date of Report (Date of earliest event reported)

                               -----------------

                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)

                               -----------------

          Delaware                  333-21859               36-3652087
          --------                  ---------               ----------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                  Identification No.)

                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)

                                 (630) 579-2000
                         (Registrant's telephone number)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

      On August 31, 2006, Factory Card & Party Outlet Corp. issued a press release announcing sales for August 2006 and that the 2nd quarter results would be released September 12, 2006. A copy of Factory Card & Party Outlet Corp's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
           --------------------

     (c) Exhibits


99.1 Press Release issued by Factory Card & Party Outlet Corp. dated August 31, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FACTORY CARD & PARTY OUTLET CORP.

                                 /s/ Gary W. Rada
                                 -------------------------------------
                                 Gary W. Rada
Dated: August 31, 2006           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    99.1      Press Release issued by Factory Card & Party Outlet Corp.
              dated August 31, 2006